Exhibit 10.20
                                                                   -------------


                             DISTRIBUTION AGREEMENT
                             ----------------------

          THIS AGREEMENT, made as of this 8th day of April, 1998 by and between Endogen Inc., a Massachusetts corporation having its principal place of business at 30 Commerce Way, Woburn, MA 01801-1059 (hereinafter referred to as "Endogen"), on one hand, and Yamanouchi Pharmaceutical Co., Ltd., a Japanese corporation having its principal place of business at 3-11, Nihonbashi-Honcho 2-chome, Chuo-ku, Tokyo, Japan (hereinafter referred to as "Yamanouchi"), on the other hand,

                                   WITNESSETH

          WHEREAS, Yamanouchi is marketing and distributing various diagnostic products in Japan and is desirous to market and distribute diagnostic of Endogen;

          WHEREAS, Endogen is desirous to expand the market of its products in Japan through Yamanouchi's marketing and distributing channels;

          WHEREAS, Endogen and Yamanouchi wish to cooperate each other for further development of the products under the trademark "Cellfree" and other products of Endogen in Japan;

          NOW THEREFORE, in consideration of the foregoing premises and of the covenants, terms and conditions set forth herein below, the parties hereto agree as follows:

                             ARTICLE 1: DEFINITIONS

          The following terms, when used with initial capital letters, shall have the following respective meanings when used in this Agreement;

 1.1 The term "Products" shall mean the products specified in Appendix I attached hereto, which may be modified from time to time by written agreement between the parties hereto.

 1.2 The term "Koseisho" shall mean the Ministry of Health and Welfare in Japan.

 1.3 The term "Specification" shall mean the specification of each Product and such Specification shall be described in the Appendix II attached hereto.

 1.4      The term "Territory" shall mean Japan.

 1.5 The term "Trademark" shall mean CELLFREE, which is under application in the Territory, or any other trademarks in the Territory to be designated by Endogen for the Products.

                  ARTICLE 2: MARKETING AND DISTRIBUTION RIGHTS

 2.1 Endogen hereby grants to Yamanouchi the exclusive rights to market, sell and distribute the Products within the Territory under the Trademark for the term of this Agreement.

                          ARTICLE 3: SUPPLY OF PRODUCTS

 3.1 Endogen shall supply to Yamanouchi and Yamanouchi shall purchase from Endogen all of Yamanouchi's requirements for the Products.

 3.2 Yamanouchi shall submit to Endogen by the end of each calendar quarter a written non-binding estimate forecast of the quantity of Products to be purchased by Yamanouchi in each calendar quarter for the immediately subsequent four calendar quarters. Such a forecast shall be updated when it is provided to Endogen.

 3.3 Yamanouchi shall place a firm order for the Products with Endogen by the date to be separately agreed upon between both parties hereto for each Product.

                        ARTICLE 4: SHIPMENT AND DELIVERY

 4.1 Endogen shall supply Yamanouchi with the Products which are in conformity with the Specification and having the minimum product life to be separately agreed upon between both parties hereto for each Product.

 4.2 The terms for the shipment of the Products by Endogen to Yamanouchi shall be F.O.B. Woburn, Massachusetts.

 4.3 Yamanouchi shall examine the Products delivered by Endogen and shall notify Endogen in writing of shortage in quantity or defects in appearance within thirty (30) days after the delivery of such Products to Yamanouchi and of failure to the Specification within ninety (90) days after the delivery of such Products to Yamanouchi. Endogen shall supply Yamanouchi with the shortage or replacement of the Products or deduct the payment amount for such shortage, defects or failure to the Specification by mutual agreement of the parties on such supply of the shortage or replacement, or deduction of the payment.

                                          ARTICLE 5: SUPPLY PRICE

 5.1 The supply price of the Products from Endogen to Yamanouchi shall be specified in the Appendix III hereto separately for respective Products.

 5.2 In the event of significant increases in the manufacturing costs of the Products or significant changes in price reimbursement levels of the Products under the national health insurance programs in Japan or significant changes in the exchange rate between U.S. Dollars and Japanese Yen, both parties hereto shall discuss the change of the supply price of the Products from Endogen to

          Yamanouchi.


                              ARTICLE 6: MARKETING

 6.1 Yamanouchi shall file the application with Koseisho for the approval of the Products in its own name and expenses.

 6.2 Yamanouchi shall extend its best efforts to market, sell and distribute the Products in the Territory.

 6.3 Yamanouchi shall market, sell and distribute the Products in original component packaging as provided by Endogen. Yamanouchi will provide vial and box labels and a direction insert at its own expense. Yamanouchi shall send samples of such labels and direction inserts to Endogen.

 6.4 Yamanouchi shall prepare promotional literature, brochures, and catalogs to be used for the sales promotion of the Products and shall send samples of such materials to Endogen.

 6.5 Within thirty (30) days after the end of each calendar quarter, Yamanouchi shall send Endogen a written report on the quantities of the Products sold in the Territory during such calendar quarter and the quantities of the Products in Yamanouchi's inventory at the end of such calendar quarter.

 6.6 On or before the fifteenth day in February in each year, Yamanouchi shall send Endogen a written summary on activities in marketing, sales promotion, clinical trials and application for Koseisho's approval performed by Yamanouchi for the Products in the Territory during the previous calendar year.

 6.7 In order to support Yamanouchi's activities for the application for Koseisho's approval and sales promotion for the Products in the Territory, Endogen shall use best efforts to provide Yamanouchi with information and other cooperation necessary for such activities.

 6.8 All data used by Yamanouchi for the application for Koseisho's approval of the Products shall be made available to both parties hereto.

                               ARTICLE 7: PAYMENTS

 7.1      Endogen shall invoice Yamanouchi for the Products to be purchased by

          Yamanouchi when such Products are shipped to Yamanouchi. Yamanouchi shall make the payment for such Products to the bank account designated by Endogen within thirty (30) days after the date of such invoice.

                              ARTICLE 8: INSPECTION

 8.1 Yamanouchi may send its employees or designated persons to Endogen at its own expense to inspect Endogen's manufacturing facilities for the Products with a previous written notice to Endogen, provided that such inspection shall be made within the normal business hour of Endogen and shall not exceed once a calendar year.

                         ARTICLE 9: TERM AND TERMINATION

 9.1 This Agreement shall become effective as of the date first above written and continue in effect for [CONFIDENTIAL TREATMENT REQUESTED]*. Thereafter this Agreement shall be extended automatically in [CONFIDENTIAL TREATMENT REQUESTED]* increments unless either party hereto notifies the other party in writing of its intention to terminate this Agreement at least six (6) months in advance of such intended termination.

 9.2 Either party hereto shall have the right to terminate this Agreement immediately by notice in writing (i) in the event that the other party defaults on or breaches any of its material covenants or obligations on its part to be performed hereunder, and such default or breach is not cured within sixty (60) days after written notice thereof has been given by the non-defaulting party; or (ii) in the event that either party hereto shall enter into any arrangement or composition with its creditors, or enter or be put into voluntary or compulsory liquidation (except for the purpose of any reorganization reasonably acceptable to the other party), or have its business enjoined or ordered into receivership by executive or judicial authorities.

                           ARTICLE 10: CONFIDENTIALITY

 10.1 Each party hereto shall keep all information received from the other party under this Agreement strictly in confidence and shall not disclose such confidential information to any third party without first obtaining the disclosing party's written consent.

 10.2 The provisions of the above Section l0.1 shall not apply to the following information;

--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          (a) which, at the time of receipt from the other party, is in the public domain; or

          (b) which, after receipt from the other party, become part of public domain through no fault of the receiving party; or

          (c) which, at the time of receipt from the other party, is already in the receiving party's possession; or

          (d) which is lawfully obtained from any third party having a right of such disclosure; or

          (e) which is independently discovered by the receiving party without using the confidential information received from the disclosing party and such independent discovery can be properly demonstrated by the receiving party.

                            ARTICLE 11: FORCE MAJEURE

 11.1 The failure by either party to meet its material covenants and obligations under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including, but not limited to acts of God, governmental restrictions, strikes or other concerned acts of workers, fire, flood, earthquake, explosion, riots or wars.

                               ARTICLE 12: NOTICE

 12.1 Any notice required to be given hereunder shall be sent in writing by registered or certified airmail, postage prepaid, or by air courier, or facsimile, addressed to the party to whom it is to be given as follows;

          If to Endogen:            Endogen, Inc.
                                    30 Commerce Way
                                    Woburn, MA 01801-1059
                                    U.S.A.
                                    Facsimile: 781-937-3096
                                    Attention:  President & CEO

          If to Yamanouchi:         Yamanouchi Pharmaceutical Co., Ltd.
                                    17-1, Hasune 3-chome
                                    Itabashi-ku, Tokyo 174-8612
                                    Japan
                                    Facsimile:  3-5916-2608
                                    Attention: Director of Diagnostics Division
          or to such other address or addresses as may from time to time be given in writing by either party to the other party.

                             ARTICLE 13: ASSIGNMENT

 13.1 This Agreement shall not be assigned by either party without the prior written consent of the other party, except to a successor of the party hereto or an assignee of substantially all of the assets of a party relating to this Agreement. This Agreement shall be binding upon and inure to the benefit of a successor or an assignee of the parties hereto.

                               ARTICLE 14: WAIVER

 14.1 No waiver by either party hereto of any terms or conditions of this Agreement shall be construed as a further waiver of such terms or conditions.

                          ARTICLE 15: ENTIRE AGREEMENT

 15.1 This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understanding, writings and discussions between the parties hereto relating to said subject matter.

                             ARTICLE 16: ARBITRATION

 16.1 In the event of any controversy or dispute arising out of or relating to this Agreement, the parties hereto shall use best efforts to settle those conflicts amicably between themselves. Should the parties hereto fail to settle the conflict, the matter in dispute shall be settled under the rules of conciliation and arbitration of the Japan-American Trade Arbitration Agreement. The arbitration will be held in English in Tokyo, Japan if the arbitration is initiated by Endogen and will be held in Boston, Massachusetts if the arbitration is initiated by Yamanouchi.

                            ARTICLE 17: GOVERNING LAW

 17.1 This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the date and year first above written.

 ENDOGEN, INC.


 /s/ Dennis Walczewski
 -----------------------------------
 Vice President Sales
 April 8, 1998

 YAMANOUCHI PHARMACEUTICAL CO., LTD.



 /s/ H. Ueda
 -----------------------------------
 Managing Director
 July 31, 1998

                                                          Distribution Agreement
                                                 Appendix I For Bead Kit, Page 1



                                   Appendix I"
                                "Product Listing"

 1.0      CELLFREE(R) IL-2R Assay Kit
          *CELLFREE(R) IL-2R Assay Kit is the bead kit for the determination of soluble interleukin-2 receptor (IL-2R) levels in human serum. Japanese name: "CELLFREE IL-2R" and "CELLFREE IL-2R in Japanese letters".

                                                          Distribution Agreement
                                                Appendix I For Plate Kit, Page 1




                                   Appendix I
                                "Product Listing"


2.0      CELLFREE(R) IL-2R Test Kit
          *CELLFREE(R) IL-2R Test Kit is the plate kit for the determination of soluble interleukin-2 receptor (IL-2R) levels in human serum. Japanese name: "CELLFREE IL-2R Yamanouchi" and "CELLFREE IL-2R Yamanouchi in Japanese letters".

                                                          Distribution Agreement
                                                Appendix II For Bead Kit, Page 1

                                   Appendix II
                            "Product Specifications"


 1.0      CELLFREE(R) IL-2R Assay Kit (Japanese name: CELLFREE(R) IL-2R)
  1.1     The specifications for the ENDOGEN's releasing test
   1.1.1  Kit Composition

                Component               Vial Cap Color
            [CONFIDENTIAL TREATMENT REQUESTED]*











                Component                     Specification
                 [CONFIDENTIAL TREATMENT REQUESTED]*





1.1.2    Assay Characteristic
                  Parameter                      Specification
                    [CONFIDENTIAL TREATMENT REQUESTED]*








--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                          Distribution Agreement
                                                Appendix II For Bead Kit, Page 2

1.1.2    Assay Characteristic (continued)
         [CONFIDENTIAL TREATMENT REQUESTED]*

1.2      The specifications for the Yamanouchi's accepting test
 1.2.1      Kit Composition

                  Component                      Specification
                    [CONFIDENTIAL TREATMENT REQUESTED]*










1.2.2    Assay Characteristic
         [CONFIDENTIAL TREATMENT REQUESTED]*
           Specificity test
                 [CONFIDENTIAL TREATMENT REQUESTED]*

           Reproducibility test
                 [CONFIDENTIAL TREATMENT REQUESTED]*

           Sensitivity test
                 [CONFIDENTIAL TREATMENT REQUESTED]*






--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                          Distribution Agreement
                                               Appendix II For Plate Kit, Page 1


                                   Appendix II
                            "Product Specifications"

2.0     CELLFREE(R) IL-2R Test Kit (Japanese name: CELLFREE(R) IL-2R Yamanouchi)
2.1 The specifications for the ENDOGEN's releasing and Yamanouchi's accepting test
 2.1.1  Kit Composition

                Component                Vial Cap Color
             [CONFIDENTIAL TREATMENT REQUESTED]*
















                 Component                       Specification
                    [CONFIDENTIAL TREATMENT REQUESTED]*



--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                          Distribution Agreement
                                               Appendix II For Plate Kit, Page 2


                       [CONFIDENTIAL TREATMENT REQUESTED]*











                      Standard                       Specification
                        [CONFIDENTIAL TREATMENT REQUESTED]*








2.2.2    Assay Characteristic
                  Parameter                      Specification
                    [CONFIDENTIAL TREATMENT REQUESTED]*





                       [CONFIDENTIAL TREATMENT REQUESTED]*


--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



           Specificity test  [CONFIDENTIAL TREATMENT REQUESTED]*
               [CONFIDENTIAL TREATMENT REQUESTED]*


           Reproducibility test
               [CONFIDENTIAL TREATMENT REQUESTED]*

                                                          Distribution Agreement
                                               Appendix III For Bead Kit, Page 1

                                  Appendix III
                                 "Supply Price"

 1.0 The supply price of CELLFREE(R) IL-2R Assay Kit from ENDOGEN to Yamanouchi is [CONFIDENTIAL TREATMENT REQUESTED]* F.O.B. Woburn, Massachusetts.












--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                          Distribution Agreement
                                              Appendix III For Plate Kit, Page 1


                                  Appendix III
                                 "Supply Price"


         2.0      The supply price of CELLFREE(R) IL-2R Test Kit from
                  ENDOGEN to Yamanouchi is [CONFIDENTIAL TREATMENT REQUESTED]* F.O.B. Woburn, Massachusetts.

                  In case of the 10 pack configuration, the price is [CONFIDENTIAL TREATMENT REQUESTED]* F.O.B. Woburn, Massachusetts.










--------
*
[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.